UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

GRIFFON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-06620	11-1893410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2023, Griffon Corporation entered into a second amendment (the “Amendment”) to its fifth amended and restated credit agreement (as amended, the “Credit Agreement”), by and among Bank of America, N.A., as administrative agent, and the other lenders party to the Credit Agreement.

The Amendment

●	Refinances and replaces the existing senior secured term loans outstanding under the Credit Agreement with new term loans (the “Term Loan B”) on substantially identical terms, except as otherwise set forth below.

●	Reduces the Term Loan B interest rate spread above the Secured Overnight Financing Rate (“SOFR”) or Alternate Base Rate for each tier of the secured net pricing grid, by 25 basis points. Based on the current tier of the pricing grid, this reduces the interest rate spread for SOFR loans from 2.50% to 2.25%.

●	Removes the credit spread adjustment (“CSA”) applicable to the Term Loan B which, prior to the Amendment, could range from 10 to 25 basis points. The CSA was 15 basis points prior to the Amendment.

●	Provides that if Griffon prepays all or a portion of the Term Loan B within six months after the date of the Amendment, Griffon will be required to pay a premium equal to 1% of the amount prepaid.

●	Reduces the applicable SOFR floor from 50 basis points to 0 basis points.

The Credit Agreement also provides for a revolving loan facility, which remains unchanged.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 24, 2022, by and among Griffon Corporation, Bank of America, N.A., as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto, dated June 26, 2024.
99.1	Press Release, dated June 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President

Date: June 26, 2024